DELAWARE(SM)
INVESTMENTS
----------

Delaware Delchester Fund

Current Income

2000 SEMI-ANNUAL REPORT


[Current income artwork]

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS

Letter to Shareholders                                          1
Portfolio
Management Review                                               3
Performance Summary                                             5
Financial Statements
Statement of Net Assets                                         6
Statement of Operations                                        10
Statements of Changes in
Net Assets                                                     11
Financial Highlights                                           12
Notes to Financial
Statements                                                     16



A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.

o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

o We follow strict investment policies and clear buy/sell guidelines.

o We strive to balance risk and reward in order to provide conservative investment alternatives within any given asset class.

Consistent

o We believe consistent processes are the best way to seek consistent investment performance.

o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

o We offer over 70 mutual funds in these asset classes.

  o Large-cap equity                o High-yield bonds
  o Mid-cap equity                  o Investment grade bonds
  o Small-cap equity                o Municipal bonds (24 single-state funds)
  o International equity            o International fixed-income
  o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder

February 18, 2000

Recap of Events - The clouds that have hung over the high-yield bond market since the late summer months of 1998, when the Russian government defaulted on some loans and triggered a global flight to quality, gave little indication of clearing over the last six months. Although many of the world's economies appeared well on their way to recovery, investors still seemed concerned about the credit quality of their bond investments. We believe that this reduced the appeal of many higher yielding, higher risk bonds, like those in the Delaware Delchester Fund portfolio.

Throughout the latter half of 1999, equity investments held investor interest, flourishing in the wake of first and second quarter advances that brought both the Dow Jones Industrial Average and the S&P 500 Index to record highs. Mutual funds investing in large company growth stocks and especially technology-related stocks produced double-digit returns and gave investors little incentive to consider opportunities in the high-yield bond market.

During the third calendar quarter of 1999, high-yield bond prices fell as higher interest rates and stock market volatility reduced investor demand during a period of abundant new bond supply. When supply is greater than demand, prices generally fall.

The balance of supply and demand improved slightly during the fourth quarter due to a seasonal end-of-year decline in new bond issuance. This helped relieve some of the downward pressure on high-yield bond prices.


"ALTHOUGH MANY OF THE WORLD'S ECONOMIES APPEARED WELL ON THEIR WAY TO RECOVERY, INVESTORS STILL SEEMED CONCERNED ABOUT THE CREDIT QUALITY OF THEIR BOND INVESTMENTS."


[Current income artwork]

Performance Overview
Average Total Returns

For Periods Ended January 31, 2000                      Six Months               Lifetime*
-------------------------------------------------------------------------------------------------
Delaware Delchester Fund A Class                       -4.60%                   +8.91%
-------------------------------------------------------------------------------------------------
Lipper High Current Yield Fund Average                 +0.34% (358 funds)       +8.94% (4 funds)
Salomon Smith Barney High-Yield Bond Index             -1.39%                    N/A
-------------------------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page
5. The Salomon Smith Barney High-Yield Bond Index is an unmanaged measure of U.S. high-yield corporate bonds. The Lipper category represents the average returns of high-yield bond funds tracked by Lipper Analytical Services. Source:
Lipper Analytical Services. You cannot invest directly in an index. Past performance does not guarantee future results.

*August 20, 1970 (commencement of operations).

Delaware Delchester Fund focuses on high-yield corporate bonds that offer as high a current income as is consistent with providing a reasonable amount of safety to principal. Over the last six months, the Fund significantly underperformed its benchmark, the Salomon Smith Barney High-Yield Bond Index and comparable high-yield bond funds tracked by Lipper Analytical Services, largely due to our focus on income potential.

We typically prefer bonds that pay a cash dividend over those that either don't pay current interest or pay interest in the form of additional bonds. This led us to invest more heavily in some companies that had high current income potential but delivered disappointing price performance in the short term.

Although Delaware Delchester Fund's investment strategy ran counter to prevailing market trends over the last six months, we remain committed to our approach. Over its lifetime, Delaware Delchester Fund's focus on high current income has proven effective, delivering a competitive return relative to its peers in the Lipper High Current Yield Fund Average.

Market Outlook - The possibility for higher interest rates and heavy new bond supply could create a challenging environment for high-yield bonds in the near future. During the second half of 2000, however, we believe interest rates will stabilize or possibly fall. This could make high-yield bonds a more attractive investment and help ease the current liquidity crunch.

In the pages that follow, your Fund's portfolio managers, Paul Matlack and Gerald Nichols, provide more details on your Fund's performance and discuss how we have fine-turned our investment approach to meet the challenges of today's high-yield bond market. We are striving to take full advantage of every opportunity in the high-yield market place. We value your investment with Delaware and look forward to helping you reach your financial goals.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------------               --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
Family of Funds                           Family of Funds

"OVER ITS LIFETIME, DELAWARE DELCHESTER FUND'S FOCUS ON HIGH CURRENT INCOME HAS PROVEN EFFECTIVE, DELIVERING A COMPETITIVE RETURN RELATIVE TO ITS PEERS."

[Current income artwork]

Paul A. Matlack
Senior Portfolio Manager
Gerald T. Nichols
Senior Portfolio Manager
February 18, 2000

"DEMAND FOR HIGH-YIELD BONDS IN 1999 WAS NOT NEARLY SUFFICIENT TO MEET THE AVAILABLE SUPPLY, WHICH CONTRIBUTED TO WEAK PRICE PERFORMANCE."


PORTFOLIO MANAGEMENT REVIEW


The Fund's Results
Over the last six months, high-yield bonds continued to wrestle with market conditions that began nearly 18 months ago when economic problems in Asia became a global concern. Despite a booming U.S. economy and a similar recovery overseas, demand for higher risk investments remained weak. In calendar year 1999, approximately $5 billion was invested in high-yield bond mutual funds, compared to more than $19 billion in 1998 (Source: Chase Securities).

Fortunately, the supply of new high-yield bonds being issued also fell last year. New bond issues totaled nearly $100 billion in calendar 1999, down from $150 billion in 1998 (Source: Chase Securities). Still, demand for high-yield bonds in 1999 was not nearly sufficient to absorb the available supply, which contributed to the generally weak price performance.

Liquidity, or the ability to sell a security without significant loss of value, continued to be one of the Fund's biggest hurdles. Securities dealers appeared reluctant to commit capital to increase their inventory of high-yield bonds. This reluctance, in our opinion, probably stems from losses incurred during the summer of 1998, when high-yield bonds fell sharply. Rising interest rates, which generally reduce the value of all types of bonds, may have also encouraged dealers to reduce their high-yield bond inventories, adding to liquidity problems. As a result, we found it increasingly difficult to sell bonds that we no longer considered attractive.

Portfolio Highlights

Over the last six months, we've implemented some changes that we believe will position Delaware Delchester Fund for improved performance, including reducing the number of bonds in the portfolio. We desire to hold approximately 100 bonds in the Delaware Delchester Fund. As of January 31, 2000, we held 107 bonds, down from a high of about 160. We think a more concentrated portfolio, comprised of fewer holdings that are larger in size, will allow us to focus our research and analysis on those companies that show the most potential. As we reduced our holdings, we placed a high priority on securities that, in our opinion, have stronger investor appeal and will be easier to sell if we experience adverse market conditions. We think this fine-tuning will help Delaware Delchester Fund's performance in a less liquid market environment.

Historically, Delaware Delchester Fund has focused on bonds rated "B" or "BB" by Standard and Poor's. We are currently working to tighten that focus on B-rated bonds. Although higher rated bonds (BB) performed better during a brief high-yield bond recovery in the fall of 1998, we believe B-rated bonds, in general, are currently undervalued and offer sufficient liquidity in today's market.

Portfolio Characteristics
January 31, 2000
-------------------------------------------------------------------------
Current 30-Day SEC Yield*                                          10.99%
-------------------------------------------------------------------------
Average Effective Duration                                      4.4 years
-------------------------------------------------------------------------
Average Effective Maturity                                      6.7 years
-------------------------------------------------------------------------
Portfolio Turnover                                                    92%
-------------------------------------------------------------------------
Number of Securities                                                  137
-------------------------------------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 1/31/00 for Class B and C shares was 10.79%. The Institutional Class yield was 11.83%.


Top Industry Sectors
January 31, 2000
---------------------------------------------------------------------
Competitive Local
  Exchange Carriers                                            11.22%
---------------------------------------------------------------------
Cable, Media & Publishing                                       7.63%
---------------------------------------------------------------------
Long Distance Services                                          6.93%
---------------------------------------------------------------------
Chemicals                                                       6.45%
---------------------------------------------------------------------
Data/Internet Services                                          5.44%
---------------------------------------------------------------------

Includes all sectors representing more than 5% of the portfolio. The remaining 62.33% of the portfolio is diversified among 22 different sectors.

In the past, we have purchased bonds that offered a high level of income from issuers who, in our opinion, were likely to be able to pay back their debt, regardless of what industry they were in. Though we have always diversified the fund's holdings across a number of industries, we are now looking even more closely at how much we have committed to each industry as we select bonds. Our objective is to make sure that we are not too heavily invested in any particular industry, and consequently vulnerable to an unexpected downturn. We also want to make sure that we have adequate exposure to a wider range of high-yield bond sectors so that we are positioned to benefit when an industry outperforms.

Outlook

Outward appearances point to a positive economic climate for high-yield bonds. The U.S. economy extended its current record to 107 consecutive months of economic expansion. Foreign economies are also well on their way back from the recession that touched nearly every country outside of the U.S.

Despite robust U.S. and global economic growth and periodic bouts of concern over rising labor costs, inflation has remained surprisingly benign. Productivity gains appear to be the factor keeping inflation in check. In fact, according to the U.S. Department of Labor, U.S. worker productivity - a way of measuring output per hour worked - rose at a faster-than-expected rate of 5% during the fourth quarter of 1999. Despite a tight labor market, labor costs in 1999 declined in both the third and fourth quarters, largely due to these productivity gains.

Last year, rising default rates were a concern in the high-yield bond market. In 1999, 86 domestic high-yield bond issuers defaulted on their loans compared to 46 issuers in 1998. We believe that higher interest rates contributed to the increase by cutting into the profit margins of less financially secure companies. Nevertheless, in our view, a strong global economy and low inflation should help reduce the default rate in 2000 by providing a positive backdrop for companies issuing high-yield debt.

Despite their recent slump, we believe high-yield bonds remain an attractive long-term investment. Because their performance is affected by both interest rates (similar to bonds) and the economic climate for businesses (similar to stocks), high-yield bonds occupy a unique niche in your investment portfolio and provide broader diversification. In return for the higher risk they entail, high-yield bonds typically offer the highest income of any fixed-income alternative. High-yield bonds also add a layer of asset class diversification that can help reduce the volatility risk of your overall portfolio.

Delaware Delchester Fund

FUND BASICS
-----------

Fund Objective
Seeks as high a current income as is consistent with providing reasonable safety.

Assets Under Management
$1.02 million

Number of Holdings
137

Fund Start Date
August 20, 1970

Your Fund Managers
Paul A. Matlack is a graduate of the University of Pennsylvania and received his MBA in Finance from George Washington University. Mr. Matlack previously worked at Mellon Bank and Provident National Bank before joining Delaware in 1989.

Gerald T. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in finance. Prior to joining Delaware in 1989, Mr. Nichols worked at Waddell & Reed, Inc. and as an investment officer for a merchant banking firm.

Both Mr. Matlack and Mr. Nichols are CFA charterholders.

NASDAQ Symbols
Class A            DETWX
Class B            DHYBX
Class C            DELCX

FUND PERFORMANCE


Average Annual Returns
Through January 31, 2000         Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
   Excluding Sales Charge         +8.91%      +8.72%       +6.26%      -5.51%
   Including Sales Charge         +8.73%      +8.20%       +5.24%      -9.95%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge         +4.23%                   +5.48%       -6.20%
   Including Sales Charge         +4.13%                   +5.21%       -9.61%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge         +3.94%                                -6.20%
   Including Sales Charge         +3.94%                                -7.05%
--------------------------------------------------------------------------------
Delaware Delchester Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds. Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a front-end maximum sales charge of 4.75% and a 12b-1 fee.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales charge only to certain eligible institutional accounts. Performance prior to 6/1/92 is based on Class A performance, adjusted to eliminate the sales charges, but not the asset-based distribution charge.

Average Annual Returns
Through January 31, 2000             Lifetime   10 Years   Five Years   One Year
--------------------------------------------------------------------------------
  Institutional Class (Est. 6/1/92)   +9.02%      +8.99%      +6.53%     -5.26%
--------------------------------------------------------------------------------
  NASDAQ Symbol Institutional
    Class: DETIX


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                                                                               5

Statement of Net Assets

DELAWARE DELCHESTER FUND
------------------------

                                                       Principal        Market
January 31, 2000 (Unaudited)                             Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds - 86.25%
  Automobile & Auto Parts - 2.11%
**Holley Performance Products sr notes
   12.25% 9/15/07 ................................    $11,000,000    $10,491,250
 +Safety Components International sr sub nts
   10.125% 7/15/07 ...............................      8,400,000      2,436,000
  Venture Holdings sr sub nts
   12.00% 6/1/09 .................................     10,000,000      8,700,000
                                                                     -----------
                                                                      21,627,250
                                                                     -----------

  Banking, Finance & Insurance - 0.71%
  Willis Corroon co guarantee
   9.00% 2/1/09 ..................................      9,000,000      7,290,000
                                                                     -----------
                                                                       7,290,000
                                                                     -----------

  Building & Materials - 1.83%
  Formica sr sub nts 10.875% 3/1/09 ..............     11,300,000     10,000,500
  K Hovnanian Enterprises co guarantee
   9.125% 5/1/09 .................................      9,300,000      8,730,375
                                                                     -----------
                                                                      18,730,875
                                                                     -----------

  Bundled Services - 1.09%
**21st Century Telecom Group sr disc nts
   12.25% 2/15/08 ................................      9,500,000      6,590,625
  RCN sr nts 10.125% 1/15/10 .....................      4,600,000      4,508,000
                                                                     -----------
                                                                      11,098,625
                                                                     -----------

  Cable, Media & Publishing - 7.63%
**Charter Communications sr disc nts
   11.75% 1/15/10 ................................     18,200,000     10,556,000
  Echostar Dbs sr nts 9.25% 2/1/06 ...............     14,800,000     14,578,000
**PX Escrow sr disc nts 9.625% 2/1/06 ............      9,500,000      4,666,875
 +Pegasus Communications sr nts
   9.625% 10/15/05 ...............................      7,000,000      6,825,000
  Sinclair Broadcast Group sr sub nts
   8.75% 12/15/07 ................................     13,800,000     12,247,500
  Sullivan Graphics sr sub nts
   12.75% 8/1/05 .................................      9,975,000     10,349,063
 +Telewest sr nts 9.875% 2/1/10 ..................      9,000,000      9,067,500
**United International Holdings sr disc nts
   10.75% 2/15/08 ................................     14,600,000      9,709,000
                                                                     -----------
                                                                      77,998,938
                                                                     -----------

  Chemicals - 6.45%
  Aqua Chemical sr sub nts
   11.25% 7/1/08 .................................      9,200,000      5,152,000
  Geo Specialty Chemicals sr sub nts
   10.125% 8/1/08 ................................      3,400,000      3,128,000
  Huntsman sr sub nts 9.50% 7/1/07 ...............     11,000,000     10,395,000
  Koppers Industry co guarantee
   9.875% 12/1/07 ................................      6,700,000      6,256,125
  LaRoche Industries sr sub nts
   9.50% 9/15/07 .................................     16,500,000      5,445,000
 +Lyondell Chemical sr sub nts
   10.875% 5/1/09 ................................     13,000,000     12,935,000

                                                       Principal        Market
                                                         Amount         Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Chemicals (continued)
 +Sterling Chemical co guarantee
   12.375% 7/15/06 ...............................   $  5,900,000   $  6,165,500
  ZSC Special Chemical co guarantee
   11.00% 7/1/09 .................................     16,000,000     16,480,000
                                                                    ------------
                                                                      65,956,625
                                                                    ------------

  Computers & Technology - 1.82%
  Unisys sr nts 11.75% 10/15/04 ..................      8,600,000      9,374,000
  Unisys sr nts 12.00% 4/15/03 ...................      8,700,000      9,287,250
                                                                    ------------
                                                                      18,661,250
                                                                    ------------

  Competitive Local Exchange Carriers - 11.22%
**GST USA co guarantee
   13.875% 12/15/05 ..............................     18,500,000     14,152,500
 +Hyperion Telecommunications sr nts
   12.25% 9/1/04 .................................     12,000,000     12,780,000
**KMC Telecom Holdings sr disc nts
   12.50% 2/15/08 ................................     33,000,000     18,480,000
 +KMC Telecom Holdings sr nts
   13.50% 5/15/09 ................................      3,700,000      3,718,500
  Metromedia Fiber sr nts 10.00%
   11/15/08 ......................................     16,950,000     17,034,750
  Metromedia Fiber sr nts
   10.00% 12/15/09 ...............................      2,700,000      2,727,000
  Nextlink Communications sr disc nts
   10.75% 11/15/08 ...............................     14,600,000     14,746,000
**Nextlink Communications sr disc nts
   12.125% 12/1/09 ...............................     11,750,000      6,815,000
**Teligent sr disc nts 11.50% 3/1/08 .............     16,000,000      9,640,000
 +Teligent sr nts 11.50% 12/1/07 .................     15,000,000     14,625,000
                                                                    ------------
                                                                     114,718,750
                                                                    ------------

  Consumer Products - 3.48%
 +Buhrman US sr sub nts
   12.25% 11/1/09 ................................      9,700,000      9,894,000
  Derby Cycle sr nts 10.00% 5/15/08 ..............      8,900,000      4,717,000
  Desa International co guarantee
   9.875% 12/15/07 ...............................      9,200,000      6,923,000
  Drypers sr nts 10.25% 6/15/07 ..................     10,575,000      8,565,750
**Iron Age sr disc nts 12.125% 5/1/09 ............      4,000,000      1,080,000
 +Revlon Consumer Products sr sub nts
   8.625% 2/1/08 .................................     10,000,000      4,400,000
                                                                    ------------
                                                                      35,579,750
                                                                    ------------

  Data/Internet Services - 5.44%
 +Covad Communication Group sr nts
   12.50% 2/15/09 ................................     11,550,000     12,012,000
  Globix sr nts 12.50% 2/1/10 ....................      8,000,000      8,060,000
  PSINet sr nts 10.50% 12/1/06 ...................      6,000,000      6,075,000
  PSINet sr nts 11.00% 8/1/09 ....................     14,000,000     14,455,000
  Verio sr nts 10.625% 11/15/09 ..................     14,550,000     15,095,625
                                                                    ------------
                                                                      55,697,625
                                                                    ------------

                                                       Principal        Market
Delaware Delchester Fund                                Amount          Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Electronics & Electrical Equipment - 1.13%
   Protection One co guarantee
    7.375% 8/15/05 .............................     $14,850,000     $11,583,000
                                                                     -----------
                                                                      11,583,000
                                                                     -----------
   Enhanced Specialized Mobile Radio/
    Personal Communication Services - 4.45%
   AMSC Acquisition co guarantee
    12.25% 4/1/08 ..............................       2,700,000       2,079,000
+**Microcell Telecommunications sr disc nts
    14.00% 6/1/06 ..............................      13,700,000      12,330,000
+**Nextel Partners sr disc nts
    14.00% 2/1/09 ..............................      13,500,000       8,994,375
 **Telecorp PCS co guarantee
    11.625% 4/15/09 ............................      18,500,000      11,793,750
   Voicestream Wire sr nts
    10.375% 11/15/09 ...........................      10,000,000      10,300,000
                                                                     -----------
                                                                      45,497,125
                                                                     -----------

   Energy - 4.70%
   Chesapeake Energy co guarantee
    9.625% 5/1/05 ..............................       9,400,000       8,836,000
   First Wave Marine sr nts
    11.00% 2/1/08 ..............................       5,100,000       3,646,500
   Frontier Oil sr nts 11.75% 11/15/09 .........      13,500,000      13,095,000
  +RBF Finance co guarantee
    11.375% 3/15/09 ............................      14,900,000      15,794,000
 **Universal Compression sr disc nts
    9.875% 2/15/08 .............................      11,000,000       6,710,000
                                                                     -----------
                                                                      48,081,500
                                                                     -----------

   Environmental Services - 2.06%
  +Allied Waste sr sub nts
    10.00% 8/1/09 ..............................      15,000,000      13,162,500
   Norcal Waste System co guarantee
    13.50% 11/15/05 ............................       7,400,000       7,908,750
                                                                     -----------
                                                                      21,071,250
                                                                     -----------

   Food, Beverage & Tobacco - 3.26%
  +Ameriking sr nts 10.75% 12/1/06 .............       6,850,000       6,233,500
   Carrols co guarantee 9.50% 12/1/08 ..........       8,200,000       7,318,500
   Chiquita Brands International sr nts
    9.625% 1/15/04 .............................       1,800,000       1,390,500
   Chiquita Brands International sr nts
    10.00% 6/15/09 .............................       4,900,000       3,650,500
   DiGiorgio sr nts 10.00% 6/15/07 .............      10,500,000       9,660,000
   Fresh Foods co guarantee
    10.75% 6/1/06 ..............................       6,200,000       5,115,000
                                                                     -----------
                                                                      33,368,000
                                                                     -----------

   Healthcare & Pharmaceuticals - 1.82%
  +Alaris Medical sr disc nts
    11.125% 8/1/08 .............................      11,800,000       4,602,000
   Fresenius Medical Care co guarantee
    9.00% 12/1/06 ..............................         100,000          95,000

                                                       Principal        Market
                                                        Amount          Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Healthcare & Pharmaceuticals (continued)
  Insight Health Services co guarantee
   9.625% 6/15/08 ..............................     $ 9,100,000     $ 8,463,000
  Kinetic Concepts co guarantee
   9.625% 11/1/07 ..............................       7,200,000       5,427,000
                                                                     -----------
                                                                      18,587,000
                                                                     -----------

  Industrial Machinery - 0.57%
 +Indesco International sr sub nts
   9.75% 4/15/08 ...............................       3,600,000       1,449,000
 +Tokheim co guarantee 11.375% 8/1/08 ..........       8,300,000       4,399,000
                                                                     -----------
                                                                       5,848,000
                                                                     -----------

  Leisure, Lodging & Entertainment - 4.86%
 +Cinemark USA Series C sr sub nts
   9.625% 8/1/08 ...............................       7,300,000       6,351,000
  Florida Panthers co guarantee
   9.875% 4/15/09 ..............................      10,750,000      10,212,500
 +Hollywood Casino co guarantee
   11.25% 5/1/07 ...............................       8,300,000       8,569,750
 +Majestic Star co guarantee
   10.875% 7/1/06 ..............................       8,000,000       7,810,000
 +Outboard Marine co guarantee
   10.75% 6/1/08 ...............................       9,000,000       7,020,000
 +Regal Cinemas sr sub nts 9.50% 6/1/08 ........      12,800,000       8,864,000
 +United Artists Theatre sr sub nts
   9.75% 4/15/08 ...............................       8,800,000         880,000
                                                                     -----------
                                                                      49,707,250
                                                                     -----------

  Long Distance Services - 6.93%
 +BTI Telecom sr nts 10.50% 9/15/07 ............       9,025,000       8,325,563
 +Call-Net Enterprises sr disc nts
   10.80% 5/15/09 ..............................      14,250,000       7,053,750
 +Global Crossing sr nts
   9.50% 11/15/09 ..............................      14,700,000      14,185,500
  Pathnet sr nts 12.25% 4/15/08 ................       4,900,000       3,172,750
  RSL Communications co guarantee
   12.25% 11/15/06 .............................       9,000,000       9,213,750
**Viatel sr disc nts 12.50% 4/15/08 ............      15,925,000       9,694,344
  Viatel sr nts 11.50% 3/15/09 .................       8,656,000       8,179,920
  Worldwide Fiber sr nts
   12.00% 8/1/09 ...............................      10,500,000      11,077,500
                                                                     -----------
                                                                      70,903,077
                                                                     -----------

  Metals & Mining - 4.00%
 +Algoma Steel mtg 12.375% 7/15/05 .............      13,550,000      12,669,250
 +Doe Run Resources co guarantee
   11.25% 3/15/05 ..............................       9,000,000       8,538,750
 +Great Lakes Carbon co guarantee
   10.25% 5/15/08 ..............................      10,250,000       9,635,000
  Jorgensen Earle sr nts 9.50% 4/1/05 ..........       7,500,000       7,190,625
  Metallurg co guarantee
   11.00% 12/1/07 ..............................       3,200,000       2,884,000
                                                                     -----------
                                                                      40,917,625
                                                                     -----------

                                                        Principal        Market
Delaware Delchester Fund                                  Amount         Value
--------------------------------------------------------------------------------
   Corporate Bonds (continued)
   Packaging & Containers - 1.11%
 **SF Holdings Group sr disc nts
    12.75% 3/15/08 ...............................    $ 9,250,000    $ 5,110,625
   Stone Container sr sub deb
    12.25% 4/1/02 ................................      6,225,000      6,256,125
                                                                     -----------
                                                                      11,366,750
                                                                     -----------

   Paper & Forest Products - 1.99%
   Doman Industries Limited sr nts
    8.75% 3/15/04 ................................     13,300,000     11,670,750
   MAXXAM Group sr nts 12.00% 8/1/03 .............      9,400,000      8,695,000
                                                                     -----------
                                                                      20,365,750
                                                                     -----------
   Retail - 3.01%
   Advance Stores co guarantee
    10.25% 4/15/08 ...............................      9,200,000      7,958,000
  +Fleming co guarantee 10.50% 12/1/04 ...........     10,400,000      9,503,000
   Frank's Nursery & Crafts sr sub nts
    10.25% 3/1/08 ................................     11,200,000      5,180,000
   Leslie's Poolmart sr nts
    10.375% 7/15/04 ..............................      9,450,000      8,127,000
                                                                     -----------
                                                                      30,768,000
                                                                     -----------
   Textiles, Apparel & Furniture - 0.50%
   Globe Manufacturing co guarantee
    10.00% 8/1/08 ................................     10,750,000      5,052,500
                                                                     -----------
                                                                       5,052,500
                                                                     -----------

   Transportation & Shipping - 3.20%
   Avis Rent A Car co guarantee
    11.00% 5/1/09 ................................     16,375,000     16,989,063
  +Budget Group Inc sr nts 9.125% 4/1/06 .........      9,150,000      8,418,000
  +Sea Containers sr nts 10.75% 10/15/06 .........      7,400,000      7,326,000
                                                                     -----------
                                                                      32,733,063
                                                                     -----------
   Utilities - 0.88%
   Trench Electric & Trench co guarantee
    10.25% 12/15/07 ..............................     12,000,000      8,985,000
                                                                     -----------
                                                                       8,985,000
                                                                     -----------

   Total Corporate Bonds
    (cost $982,549,571)                                              882,194,578
                                                                     -----------
   U.S. Treasury Obligations - 3.28%
   U.S. Treasury Note 6.125% 9/30/00 .............     33,560,000     33,544,794
                                                                     -----------
   Total U.S. Treasury Obligations
    (cost $33,672,593)                                                33,544,794
                                                                     -----------
   Convertible Bonds - 0.38%
  +Premier Graphics co guarantee
    11.50% 12/1/05 ...............................      6,600,000      3,894,000
                                                                     -----------
   Total Convertible Bonds
    (cost $6,600,000)                                                  3,894,000
                                                                     -----------

                                                         Number of       Market
                                                          Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 0.01%
*Farley ......................................            2,000     $       --
*GLI Holdings ................................            8,000             --
*SF Holdings .................................           18,500           18,500
                                                                      ----------
 Total Common Stock
  (cost $4,318) ..............................                            18,500
                                                                      ----------
 Preferred Stock - 6.28%
 Dobson Communications pik ...................           60,473        6,168,291
*Eagle-Picher Holdings .......................          101,000        3,838,000
+E.Spire Communications pik ..................          130,561        3,982,113
 Intermedia Communication pik ................          167,248       16,808,414
 Nebco Evans Holding pik .....................           80,016        2,240,448
+Nextel Communications pik ...................          232,666       24,080,931
 Nextel Communications pik ...................               10            1,010
 Peagasus Communications pik .................           45,000        4,792,500
 Pegasus Communications pik ..................           23,120        2,358,209
*TCR Holdings CLASS B ........................           52,152              522
*TCR Holdings CLASS C ........................           28,683              287
*TCR Holdings CLASS D ........................           75,619              756
*TCR Holdings CLASS E ........................          156,454            1,565
                                                                      ----------
 Total Preferred Stock
  (cost $81,009,211 ) ........................                        64,273,046
                                                                      ----------

 Warrants & Rights - 0.18%
*Aladdin Gaming Warrants .....................          495,000              495
*American Banknote ...........................          134,181          107,500
*American Mobile Satellite ...................            9,957           92,750
*Cellnet Data Systems ........................          127,140           97,650
*Electronic Retailing System .................           13,200            1,980
*Gothic Energy ...............................           19,600           19,600
*KMC Telecom Holdings ........................           14,000          350,000
*McCaw International .........................            1,188           28,037
*Millenium Seacarriers .......................           19,000               38
*Pathnet .....................................            4,900           49,000
*Spincycle ...................................            5,000               50
*Terex .......................................           55,200        1,104,000
                                                                      ----------
 Total Warrants & Rights
  (cost $1,250,344) ..........................                         1,851,100
                                                                      ----------

 Convertible Preferred Stock - 1.14%
 PSINet ......................................          156,000        7,234,500
 Global Crossing .............................           16,000        4,456,000
                                                                      ----------
 Total Convertible Preferred Stock
  (cost $11,800,000) .........................                        11,690,500
                                                                      ----------

                                                                     Market
Delaware Delchester Fund                                              Value
--------------------------------------------------------------------------------
  Total Market Value of Securities - 97.52%
    (cost $1,116,886,037) ...................................    $  997,466,518

  Receivables and Other Assets
   Net of Liabilities - 2.48% ...............................        25,394,062
                                                                 --------------

  Net assets applicable to 204,222,030 Shares
   outstanding - 100.00% ....................................    $1,022,860,580
                                                                 ==============

  Net Asset Value - Delchester Fund A Class
   ($661,968,845 / 132,167,139 Shares) ......................             $5.01
                                                                 --------------

  Net Asset Value - Delchester Fund B Class
   ($285,802,411 / 57,062,689 Shares) .......................             $5.01
                                                                 --------------

  Net Asset Value - Delchester Fund C Class
   ($46,155,255 / 9,215,279 Shares) .........................             $5.01
                                                                 --------------

  Net Asset Value - Delchester Fund Institutional Class
   ($28,934,069 / 5,776,923 Shares) .........................             $5.01
                                                                 --------------

----------------------
 *Non-Income producing security for the period ended January 31, 2000.
**Zero coupon security as of January 31, 2000. The coupon shown is the step-up rate.
 +Security is partially or fully on loan.

Summary of Abbreviations:
   co guarantee - company guaranteed
   deb - debenture
   disc - discount
   mtg - mortgage
   nts - notes
   pik - payment-in-kind
   sr - senior
   sub - subordinated

   Components of Net Assets at January 31, 2000:
   Shares of Beneficial Interest (unlimited authorization -
    no par) ..................................................  $1,464,101,150
   Distributions in excess of net investment income ..........        (524,026)
   Accumulated net realized loss on investments ..............    (321,297,025)
   Net unrealized depreciation of investments ................    (119,419,519)
                                                                --------------
   Total net assets ..........................................  $1,022,860,580
                                                                ==============
   Net Asset Value and Offering Price Per Share -
    Delchester Fund
   Net asset value A Class (A) ...............................           $5.01
   Sales charge (4.75% of offering price or 4.99% of the
    amount invested per share) (B) ...........................            0.25
                                                                         -----
   Offering price ............................................           $5.26
                                                                         =====

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended January 31, 2000 (Unaudited)                                              Delaware Delchester Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ......................................................................      $63,423,070
Dividends .....................................................................        3,207,977     $  66,631,047
                                                                                     -----------     -------------
Expenses:
Management fees ...............................................................        3,515,987
Distribution expense ..........................................................        2,869,333
Dividend disbursing and transfer agent fees and expenses ......................        1,206,000
Accounting and administration .................................................          349,200
Registration fees .............................................................          214,372
Reports and statements to shareholders ........................................          168,000
Taxes (other than taxes on income) ............................................           62,600
Professional fees .............................................................           54,000
Custodian fees ................................................................           19,094
Trustees' fees ................................................................           13,800
Other .........................................................................           46,201         8,518,587
                                                                                     -----------     -------------
Less expenses paid indirectly .................................................                            (15,095)
                                                                                                     -------------
Total Expenses ................................................................                          8,503,492
                                                                                                     -------------
Net Investment Income .........................................................                         58,127,555
                                                                                                     -------------
Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ..............................................                       (113,190,174)
Net change in unrealized appreciation / depreciation of investments ...........                         (2,389,187)
                                                                                                     -------------
Net Realized and Unrealized Loss on Investments ...............................                       (115,579,361)
                                                                                                     -------------
Net Decrease in Net Assets Resulting from Operations ..........................                      $ (57,451,806)
                                                                                                     =============

                             See accompanying notes

Statements of Changes in Net Assets



                                                                                           Delaware Delchester Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months Ended        Year
                                                                                        1/31/00           Ended
                                                                                      (Unaudited)        7/31/99
Decrease in Net Assets from Operations:
Net investment income .........................................................   $   58,127,555    $  136,414,875
Net realized loss on investments ..............................................     (113,190,174)     (116,092,305)
Net change in unrealized appreciation / depreciation of investments ...........       (2,389,187)     (133,695,167)
                                                                                  --------------    --------------
Net decrease in net assets resulting from operations ..........................      (57,451,806)     (113,372,597)
                                                                                  --------------    --------------
Distributions to Shareholders from:
Net investment income:
  A Class .....................................................................      (39,195,018)      (93,848,121)
  B Class .....................................................................      (15,625,948)      (34,447,633)
  C Class .....................................................................       (2,731,698)       (5,567,284)
  Institutional Class .........................................................       (1,829,791)       (4,285,105)
                                                                                  --------------    --------------
                                                                                     (59,382,455)     (138,148,143)
                                                                                  --------------    --------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .....................................................................       71,106,322       262,422,657
  B Class .....................................................................       31,347,095       144,465,555
  C Class .....................................................................        7,635,174        39,555,223
  Institutional Class .........................................................       10,710,001        37,514,075

Net asset value of shares issued upon reinvestment of distributions from net investment income:
  A Class .....................................................................       18,760,669        46,328,049
  B Class .....................................................................        6,397,793        14,801,100
  C Class .....................................................................        1,434,438         3,200,182
  Institutional Class .........................................................        1,757,636         3,912,815
                                                                                  --------------    --------------
                                                                                     149,149,128       552,199,656
                                                                                  --------------    --------------
Cost of shares repurchased:
  A Class .....................................................................     (166,365,212)     (385,857,248)
  B Class .....................................................................      (69,548,542)     (120,695,619)
  C Class .....................................................................      (19,831,220)      (21,113,944)
  Institutional Class .........................................................      (18,756,936)      (49,182,137)
                                                                                  --------------    --------------
                                                                                    (274,501,910)     (576,848,948)
                                                                                  --------------    --------------
Decrease in net assets derived from capital share transactions ................     (125,352,782)      (24,649,292)
                                                                                  --------------    --------------
Net decrease in net assets ....................................................     (242,187,043)     (276,170,032)

Net Assets:
Beginning of period ...........................................................    1,265,047,623     1,541,217,655
                                                                                  --------------    --------------
End of period .................................................................   $1,022,860,580    $1,265,047,623
                                                                                  ==============    ==============

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                  Delaware Delchester Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended
                                                             1/31/00(2)                    Year Ended
                                                            (Unaudited)   7/31/99      7/31/98     7/31/97      7/31/96

Net asset value, beginning of period ......................    $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income ...................................     0.272       0.597        0.608       0.598        0.628
  Net realized and unrealized gain (loss) on investments ..    (0.524)     (1.102)       0.070       0.430       (0.141)
                                                             ----------------------------------------------------------
  Total from investment operations ........................    (0.252)     (0.505)       0.678       1.028        0.487
                                                             ----------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.278)     (0.605)      (0.598)     (0.598)      (0.627)
                                                             ----------------------------------------------------------
  Total dividends .........................................    (0.278)     (0.605)      (0.598)     (0.598)      (0.627)
                                                             ----------------------------------------------------------

Net asset value, end of period ............................    $5.010      $5.540       $6.650      $6.570       $6.140
                                                             ==========================================================

Total return(1) ...........................................    (4.60%)     (7.65%)      10.73%      17.53%        8.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $661,969    $813,787   $1,060,136  $1,030,328     $973,939
  Ratio of expenses to average net assets .................     1.25%       1.10%        1.06%       1.04%        1.02%
  Ratio of net investment income to average net assets ....    10.36%      10.12%        9.16%       9.48%       10.11%
  Portfolio turnover ......................................       92%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                  Delaware Delchester Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended
                                                             1/31/00(2)                    Year Ended
                                                            (Unaudited)   7/31/99      7/31/98     7/31/97      7/31/96

Net asset value, beginning of period ......................    $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income ...................................     0.253       0.557        0.556       0.550        0.581
  Net realized and unrealized gain (loss) on investments ..    (0.524)     (1.103)       0.072       0.430       (0.141)
                                                              ---------------------------------------------------------
  Total from investment operations ........................    (0.271)     (0.546)       0.628       0.980        0.440
                                                              ---------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.259)     (0.564)      (0.548)     (0.550)      (0.580)
                                                              ---------------------------------------------------------
  Total dividends .........................................    (0.259)     (0.564)      (0.548)     (0.550)      (0.580)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................    $5.010      $5.540       $6.650      $6.570       $6.140
                                                              =========================================================

Total return(1) ...........................................    (4.95%)     (8.34%)       9.91%      16.66%        7.30%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $285,802    $349,960     $376,463    $273,499     $176,266
  Ratio of expenses to average net assets .................     1.98%       1.85%        1.81%       1.79%        1.77%
  Ratio of net investment income to average net assets ....     9.63%       9.37%        8.41%       8.73%        9.36%
  Portfolio turnover ......................................       92%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                                    Delaware Delchester Fund C Class
--------------------------------------------------------------------------------------------------------------------------

                                                          Six Months Ended                                    11/29/95(2)
                                                             1/31/00(3)              Year Ended                    to
                                                            (Unaudited)   7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of period .......................   $5.540      $6.650       $6.570      $6.140       $6.210

Income (loss) from investment operations:
  Net investment income ....................................    0.253       0.566        0.555       0.550        0.385
  Net realized and unrealized gain (loss) on investments ...   (0.524)     (1.111)       0.073       0.430       (0.069)
                                                              ---------------------------------------------------------
  Total from investment operations .........................   (0.271)     (0.545)       0.628       0.980        0.316
                                                              ---------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.259)     (0.565)      (0.548)     (0.550)      (0.386)
                                                              ---------------------------------------------------------
  Total dividends ..........................................   (0.259)     (0.565)      (0.548)     (0.550)      (0.386)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................   $5.010      $5.540       $6.650      $6.570       $6.140
                                                              =========================================================

Total return(1) ............................................   (4.95%)     (8.34%)       9.91%      16.66%        5.20%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $46,155     $62,613      $50,945     $19,094       $4,953
  Ratio of expenses to average net assets ..................    1.98%       1.85%        1.81%       1.79%        1.77%
  Ratio of net investment income to average net assets .....    9.63%       9.37%        8.41%       8.73%        9.36%
  Portfolio turnover .......................................      92%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period was as follows:                              Delaware Delchester Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended
                                                             1/31/00(2)                    Year Ended
                                                            (Unaudited)   7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of period .......................   $5.540      $6.650       $6.570      $6.140       $6.280

Income (loss) from investment operations:
  Net investment income ....................................    0.279       0.613        0.620       0.614        0.644
  Net realized and unrealized gain (loss) on investments ...   (0.524)     (1.104)       0.075       0.429       (0.142)
                                                              ---------------------------------------------------------
  Total from investment operations .........................   (0.245)     (0.491)       0.695       1.043        0.502
                                                              ---------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.285)     (0.619)      (0.615)     (0.613)      (0.642)
                                                              ---------------------------------------------------------
  Total dividends ..........................................   (0.285)     (0.619)      (0.615)     (0.613)      (0.642)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................   $5.010      $5.540       $6.650      $6.570       $6.140
                                                              =========================================================

Total return(1) ............................................   (4.47%)     (7.42%)      11.00%      17.82%        8.37%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $28,934     $38,687      $53,673     $44,065      $59,513
  Ratio of expenses to average net assets ..................    0.98%       0.85%        0.81%       0.79%        0.77%
  Ratio of net investment income to average net assets .....   10.63%      10.37%        9.41%       9.73%       10.36%
  Portfolio turnover .......................................      92%         85%         117%        154%         108%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements



January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series: the Delaware Delchester Fund, the Delaware High-Yield Opportunities Fund, the Delaware Strategic Income Fund, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund. These financial statements and related notes pertain to the Delaware Delchester Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the NYSE on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income daily and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $13,201 for the six months ended January 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $1,894 for the six months ended January 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on net assets over 2,500 million. At January 31, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $569,788.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At January 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $65,158.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. At January 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $489,041.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
(continued)
For the six months ended January 31, 2000, DDLP earned $71,973 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the six months ended January 31, 2000, the Fund made purchases of $423,662,519 and sales of $694,484,439 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At January 31, 2000, the aggregate cost of securities for federal income tax purposes was $1,116,886,037. At January 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $119,419,519 of which $12,143,581 related to unrealized appreciation of securities and $131,563,100 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward at January 31, 2000 of $102,204,548, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows:
2002 - $3,628,131, 2003 - $87,593,579, and 2007 - $10,982,838.

4. Capital Shares
Transactions in capital shares were as follows:
                                                    Six Months      Ended Year
                                                     1/31/00           Ended
                                                   (Unaudited)        7/31/99
Shares sold:
  A Class ....................................      13,640,167       45,019,162
  B Class ....................................       6,030,748       24,566,824
  C Class ....................................       1,456,152        6,698,639
  Institutional Class ........................       2,030,530        6,430,933

Shares issued upon reinvestment of
  distributions from net investment income
  A Class ....................................       3,610,194        7,889,317
  B Class ....................................       1,231,002        2,524,327
  C Class ....................................         275,729          546,980
  Institutional Class ........................         338,457          666,501
                                                   -----------      -----------
                                                    28,612,979       94,342,683
                                                   -----------      -----------

Shares repurchased:
  A Class ....................................     (32,015,453)     (65,467,458)
  B Class ....................................     (13,385,936)     (20,540,987)
  C Class ....................................      (3,821,736)      (3,604,913)
  Institutional Class ........................      (3,577,083)      (8,187,222)
                                                   -----------      -----------
                                                   (52,800,208)     (97,800,580)
                                                   -----------      -----------
  Net decrease ...............................     (24,187,229)      (3,457,897)
                                                   ===========      ===========

5. Lines of Credit

The Fund has a committed line of credit for $56,300,000. No amount was outstanding at January 31, 2000, or at any time during the fiscal year.

6. Market and Credit Risk

The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending

The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Security Lending Agreement ("Lending Agreement"). Security Loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top tiers by Standard & Poors Rating Group or Moody's Investor Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at January 31, 2000 was $93,089,382 and $98,868,621, respectively. Net Income from securities lending was $72,786 and is included in interest income on the statement of operations.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman,
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


(2799)                                            Printed in the USA
SA-024 [--] PP 3/00                                          (J5622)